UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21708

Dow 30SM Premium & Dividend Income Fund Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Semi-Annual Report June 30, 2014

QQQX

NASDAQ Premium Income & Growth Fund Inc.

DPD

Dow 30SM Premium & Dividend Income Fund Inc.

DPO

Dow 30SM Enhanced Premium & Income Fund Inc.

Nuveen Investments to be acquired by TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF's asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen's change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund's sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund's operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund's sub-adviser(s). New agreements will be presented to the funds' shareholders for approval (along with fund reorganizations described elsewhere in this report), and if approved, will take effect upon the consummation of Nuveen's transaction with TIAA-CREF or such later time as shareholder approval is obtained. Shareholder meetings for each fund will be held at 2:00 p.m., Central time, on Friday, September 19, 2014 at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen's transaction with TIAA-CREF is currently expected to close early in the fourth quarter of 2014, but remains subject to other customary closing conditions

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	8
Share Information	9
Risk Considerations	11
Performance Overview and Holding Summaries	12
Portfolios of Investments	18
Statement of Assets and Liabilities	33
Statement of Operations	34
Statement of Changes in Net Assets	35
Financial Highlights	36
Notes to Financial Statements	38
Additional Fund Information	50
Glossary of Terms Used in this Report	51
Reinvest Automatically, Easily and Conveniently	52
Annual Investment Agreement Approval Process	53

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan's deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
August 25, 2014

Nuveen Investments

Portfolio Managers'

Comments

NASDAQ Premium Income & Growth Fund Inc. (QQQX)

Dow 30SM Premium & Dividend Income Fund Inc. (DPD)

Dow 30SM Enhanced Premium & Income Fund Inc. (DPO)

The Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Keith Hembre, CFA, and David Friar manage the portfolios.

Here the team talks about their management strategies and the performance of the Funds for the six-month reporting period ended June 30, 2014.

What key strategies were used to manage the Funds during this six-month reporting period ended June 30, 2014?

Each Fund pursues a two-part investment strategy, consisting of an equity strategy and an option overlay strategy.

QQQX's core equity strategy is to invest in an optimized portfolio of equities designed to track the price movement of the NASDAQ-100 Index, a market capitalization weighted index. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Index call options are written on approximately 20-50% of the Fund's net asset value (NAV).

DPD's core equity strategy is to invest in a portfolio of equities designed to track the price movement of the Dow Jones Industrial Average (DJIA). As the DJIA is a price weighted index, this is accomplished by holding an equal number of shares in each index component. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Call options are written on all the stocks held in the portfolio, generally between 20%-60% of the notional equity exposure.

DPO's core equity strategy is to invest in a portfolio of equities designed to track the price movement of the DJIA. Total exposure to the equity strategy is augmented by the purchase of other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e. leverage) to the return of the DJIA stocks. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Call options are written on all the stocks held in the portfolio, generally on a pro-rata basis. The overlay percentage is typically between 20%-60% of the total notional exposure of each of the underlying stocks within the portfolio.

DPO may also purchase call options for the purpose of implementing call spreads and similar options strategies. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying security, index or instrument with the same expiration date but with different exercise prices. In entering into call spreads, the Fund generally will sell an at-the-money or slightly out-of-the-money call option and purchase an out-of-the-money call option that has a strike price higher than the strike price of the option written by the Fund. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy (in rapidly rising markets) by capping the Fund's liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments

Portfolio Managers' Comments (continued)

How did the Funds perform during this six-month reporting period ended June 30, 2014?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for the Funds for the six-month, one-year, five-year and since inception periods ended June 30, 2014. For the six-month reporting period ended June 30, 2014, the shares at NAV for DPO outperformed its comparative index, while QQQX and DPD underperformed their comparative indexes.

QQQX seeks to dampen the beta of the overall portfolio by selling call options on a percentage of the Fund's NAV. This strategy provides incremental cash flow to the Fund, and also allows the Fund to participate in any equity market rally for the portion of the Fund's assets that are not included in the call overwrite, typically an amount corresponding to between 20% and 50% of the Fund's assets. Those portions of the Fund subject to overwrite have their upside potential capped at the amount of premium received for the option. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund's total return relative to the benchmark. The reporting period was marked by rising equity markets. Also impacting performance was the decline in implied volatility during the reporting period, which negatively impacted the premiums received. As a result, while posting positive returns for the reporting period, the Fund underperformed its index. During the reporting period, when we expected equity markets to increase we reduced the overwrite percentage to 20%. At other times, we increased the overwrite percentage to 50% when we anticipated the equity markets to be flat or decline. Overall, this overwrite strategy detracted from performance.

The equity portfolio of DPD is constructed to substantially replicate the securities in the DJIA, and therefore the Fund's performance is expected to be very similar to this measure. As described previously, the Fund seeks to dampen the beta of the overall portfolio by selling call options on a pro-rata percentage of each security held in the portfolio. The options sold provide incremental cash flow in exchange for giving up the potential upside of each stock above the options strike price. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund's total return relative to the benchmark, which is what occurred during the reporting period. Also impacting performance was the decline in implied volatility during the reporting period, which negatively impacted the premiums received. As a result, while posting positive returns for the reporting period, the Fund underperformed its index. During the reporting period, when we expected equity markets to increase we reduced the overwrite percentage to 20%. At other times, we increased the overwrite percentage to 50% when we anticipated the equity markets to be flat or decline. Overall, this overwrite strategy detracted from performance.

DPO seeks to dampen the beta of the overall portfolio by selling call options on a pro-rata percentage of each name held in the portfolio. The options sold provide incremental cash flow in exchange for giving up the potential upside of each stock above the options strike price. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund's total return relative to the benchmark, which is what occurred during the reporting period. The Fund also invested approximately 25% of the portfolio in swaps that receive the total return of the DJIA while paying a floating rate of interest, adding leverage and equity exposure to the Fund. The Fund's swaps positively contributed to performance which resulted in the Fund's outperformance versus its index for the reporting period. During the reporting period, when we expected equity markets to increase we reduced the overwrite percentage to 20%. At other times, we increased the overwrite percentage to 50% when we anticipated the equity markets to be flat or decline. As a result, the Fund's call writing ranged from 20% to 50% during the reporting period. Overall, this overwrite strategy detracted from performance.

In addition, QQQX wrote call options on the NASDAQ Index, whereas DPD and DPO wrote call options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential. The effect on

Nuveen Investments

performance for the period was slightly positive, as these option strategies performed better than broad benchmarks that do not sell calls.

Proposed Fund Reorganizations and Restructurings

During the current reporting period, the Nuveen Funds' Board of Directors/Trustees approved a series of proposals designed to simplify and enhance the appeal of its suite of equity option closed-end funds. The proposals, if approved at special shareholder meetings later this year, will create a streamlined set of equity option strategies that offer Fund shareholders an opportunity to participate in the returns of one of three key equity indices with less expected volatility and a measure of downside protection over time. The proposals for the Funds are as follows:

NASDAQ Premium Income & Growth Fund (QQQX)

•  Nuveen Equity Premium Advantage Fund (JLA) (Target Fund) shareholders will be asked to approve a combination with QQQX into a newly created Nuveen NASDAQ 100 Dynamic Overwrite Fund (ticker will remain QQQX); and

•  The new combined fund will be managed by Nuveen Asset Management (NAM) investing in an equity portfolio designed to broadly track the return and risk characteristics of the NASDAQ 100 Index using a dynamic call option overwrite strategy with a 55% long-term target overwrite level that may vary between 35% and 75%, based on the portfolio manager's ongoing assessment of market conditions.

Nuveen Dow 30sm Premium & Dividend Income Fund Inc. (DPD) and Dow 30sm Enhanced Premium & Income Fund Inc. (DPO)

•  DPD and DPO (each a Target Fund) shareholders will be asked to approve a combination into a newly created Nuveen Dow 30sm Dynamic Overwrite Fund (DIAX) (Surviving Fund) and;

•  DIAX will retain DPD's and DPO's underlying equity strategy seeking to replicate the price movements of the Dow Jones Industrial Average Index but will employ a dynamic call option overwrite strategy with a 55% long-term target overwrite level that may vary between 35% and 75%, based on the portfolio manager's ongoing assessment of market conditions.

See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations and Restructurings for further information.

Nuveen Investments

Fund

Leverage

IMPACT OF DPO'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of DPO relative to the index was the Fund's use of leverage through the use of total return swap contracts. QQQX and DPD do not use leverage. DPO uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of DPO over this reporting period. During the period, the Fund held total return swap contracts that receive the total return of the Dow Jones Industrial Average (DJIA) while paying a floating rate of interest, adding leverage and additional equity exposure to the Fund. During the period, the DJIA rose while the additional equity exposure and leverage created by the total return swap contracts contributed positively to performance.

As of June 30, 2014, DPO's percentage of leverage is as shown in the accompanying table.

DPO
Effective Leverage*	25.46%

*  Effective leverage is the Fund's effective economic leverage, and includes the leverage effects of certain derivative and other investments in the Fund's portfolio that increase the Fund's investment exposure.

DPO'S LEVERAGE

Total Return Swap Contracts

DPO employs leverage through the use of total return swap contracts. As of June 30, 2014, the Fund had outstanding total return swap contracts with a notional value of $133,379,360.

Refer to Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Swap Contracts for further details on total return swap contracts.

Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding each Fund's distributions is current as of June 30, 2014. Each Fund's distribution level may vary over time based on the Fund's investment activities and portfolio investment value changes.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS From 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

Nuveen Investments

Share Information (continued)

The following table provides estimated information regarding each Fund's distributions and total return performance for the six months ended June 30, 2014. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet their distributions.

As of June 30, 2014	QQQX	DPD	DPO
Inception date	1/30/07	4/29/05	5/30/07
Six months ended June 30, 2014:
Per share distribution:
From net investment income	$0.03	$0.10	$0.07
From realized capital gains	0.06	0.00	0.37
Return of capital	0.58	0.43	0.00
Total per share distribution	$0.67	$0.53	$0.44
Annualized distribution rate on NAV	7.07%	6.42%	6.28%
Current distribution rate*	7.18%	6.64%	6.35%
Average annual total returns:
6-Month (Cumulative) on NAV	5.94%	2.63%	3.52%
1-Year on NAV	28.50%	14.31%	19.03%
5-Year on NAV	18.21%	15.16%	19.83%
Since inception on NAV	9.92%	7.73%	6.80%

*  Current distribution rate is based on the Funds' current annualized quarterly distribution divided by the Funds' current market price. The Funds' quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Funds' distributions, a return of capital for tax purposes.

SHARE REPURCHASES

As of June 30, 2014, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired shares as shown in the accompanying table.

	QQQX	DPD	DPO
Share Cummulatively Repurchase and Retired	0	0	0
Share Authorized for Repurchase	1,850,000	1,200,000	2,785,000

OTHER SHARE INFORMATION

As of June 30, 2014, and during the current reporting period, the Funds' share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	QQQX	DPD	DPO
Share NAV	$18.95	$16.52	$14.02
Share Price	$18.78	$16.02	$13.74
Premium/(Discount) to NAV	(0.90)%	(3.03)%	(2.00)%
6-Month Average Premium/(Discount) to NAV	(0.46)%	(3.91)%	(2.90)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Call Option Risk. The value of call options sold (written) by the Funds will fluctuate. The Funds may not participate in any appreciation of their equity portfolios as fully as they would if the Funds did not sell call options. In addition, the Funds will continue to bear the risk of declines in the value of their equity portfolios.

Index Call Option Risk. Because index options are settled in cash, sellers of index call options, such as the Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund, Inc.

Performance Overview and Holding Summaries as of June 30, 2014

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception[1]
QQQX at NAV	5.94%	28.50%	18.21%	9.92%
QQQX at Share Price	9.37%	28.69%	18.76%	9.59%
NASDAQ 100 Index	7.87%	34.15%	22.31%	12.00%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	102.2%
Short-Term Investments	0.4%
Other Assets Less Liabilities	(2.6)%

Portfolio Composition

(% of total investments)2

Computers & Peripherals	16.7%
Internet Software & Services	13.5%
Software	11.1%
Semiconductors & Equipment	10.5%
Biotechnology	9.8%
Communications Equipment	8.3%
Internet & Catalog Retail	6.6%
Media	6.3%
Short-Term Investments	0.4%
Other Industries	16.8%

Top Five Issuers

(% of total long-term investments)2

Apple, Inc.	16.0%
Microsoft Corporation	8.6%
Intel Corporation	4.7%
Google Inc.	4.6%
Amazon.com, Inc.	4.5%

1  Since inception returns are from 1/30/07.

2  Excluding investments in derivatives.

Nuveen Investments

DPD

Dow 30SM Premium & Dividend Income Fund, Inc.

Performance Overview and Holding Summaries as of June 30, 2014

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception[1]
DPD at NAV	2.63%	14.31%	15.16%	7.73%
DPD at Share Price	6.34%	16.87%	11.30%	6.95%
Dow Jones Industrial Average	2.68%	15.56%	17.83%	8.43%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	99.0%
Exchange-Traded Funds	1.7%
Short-Term Investments	1.1%
Other Assets Less Liabilities	(1.8)%

Portfolio Composition

(% of total investments)2

IT Services	14.5%
Aerospace & Defense	9.0%
Oil, Gas & Consumable Fuels	8.6%
Pharmaceuticals	7.1%
Industrial Conglomerates	6.3%
Capital Markets	6.2%
Machinery	4.0%
Hotels, Restaurants & Leisure	3.7%
Consumer Finance	3.5%
Insurance	3.5%
Media	3.2%
Diversified Telecommunication Services	3.1%
Health Care Providers & Services	3.0%
Specialty Retail	3.0%
Household Products	2.9%
Short-Term Investments	1.1%
Other Industries	17.3%

Top Five Issuers

(% of total long-term investments)2

Visa Inc.	7.9%
International Business Machines Corporation (IBM)	6.8%
Goldman Sachs Group, Inc.	6.3%
3M Co.	5.4%
Chevron Corporation	4.9%

1  Since inception returns are from 4/29/05.

2  Excluding investments in derivatives.

Nuveen Investments

DPO

Dow 30SM Enhanced Premium & Income Fund, Inc.

Performance Overview and Holding Summaries as of June 30, 2014

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception[1]
DPO at NAV	3.52%	19.03%	19.83%	6.80%
DPO at Share Price	8.03%	20.62%	14.69%	5.91%
Dow Jones Industrial Average	2.68%	15.56%	17.83%	5.83%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	94.6%
Exchange-Traded Funds	1.7%
Short-Term Investments	5.6%
Other Assets Less Liabilities	(1.9)%

Portfolio Composition

(% of total investments)2

IT Services	13.9%
Aerospace & Defense	8.6%
Oil, Gas & Consumable Fuels	8.2%
Pharmaceuticals	6.8%
Industrial Conglomerates	6.0%
Capital Markets	5.9%
Machinery	3.9%
Hotels, Restaurants & Leisure	3.6%
Consumer Finance	3.4%
Insurance	3.3%
Media	3.0%
Diversified Telecommunication Services	3.0%
Health Care Providers & Services	2.9%
Specialty Retail	2.9%
Short-Term Investments	5.6%
Other Industries	19.0%

Top Five Issuers

(% of total long-term investments)2

Visa Inc.	7.9%
International Business Machines Corporation (IBM)	6.8%
Goldman Sachs Group, Inc.	6.3%
3M Co.	5.4%
Chevron Corporation	4.9%

1  Since inception returns are from 5/30/07.

2  Excluding investments in derivatives.

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc.

Portfolio of Investments  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 102.2%
	COMMON STOCKS – 102.2%
	Aerospace & Defense – 0.4%
2,019	Precision Castparts Corporation	$509,596
8,828	United Technologies Corporation	1,019,193
	Total Aerospace & Defense	1,528,789
	Air Freight & Logistics – 0.4%
2,768	FedEx Corporation	419,020
8,274	United Parcel Service, Inc., Class B, (3)	849,409
4,069	UTI Worldwide, Inc.	42,073
	Total Air Freight & Logistics	1,310,502
	Airlines – 0.1%
6,915	Ryanair Holdings PLC, (2)	385,857
	Auto Components – 0.3%
1,406	Autoliv Inc.	149,851
2,364	BorgWarner Inc.	154,109
10,993	Gentex Corporation	319,786
4,227	Lear Corporation	377,556
	Total Auto Components	1,001,302
	Beverages – 0.1%
4,447	Brown-Forman Corporation	418,774
	Biotechnology – 10.0%
14,421	Alkermes Inc., (2)	725,809
50,000	Amgen Inc., (3)	5,918,500
11,732	BioMarin Pharmaceutical Inc., (2)	729,848
100,000	Celgene Corporation, (2)	8,588,000
9,456	Cubist Pharmaceuticals Inc., (2)	660,218
3,743	Genomic Health, Inc., (2)	102,558
140,000	Gilead Sciences, Inc., (2), (3)	11,607,400
6,049	Immunogen, Inc., (2)	71,681
9,571	Incyte Pharmaceuticals Inc., (2)	540,187
10,136	ISIS Pharmaceuticals, Inc., (2)	349,185
36,642	Lexicon Genetics, Inc., (2)	58,994
12,904	Myriad Genentics Inc., (2)	502,224
9,000	Regeneron Pharmaceuticals, Inc., (2)	2,542,230
12,177	Seattle Genetics, Inc., (2)	465,770
6,117	United Therapeutics Corporation, (2)	541,293
20,000	Vertex Pharmaceuticals Inc., (2)	1,893,600
	Total Biotechnology	35,297,497
	Capital Markets – 0.3%
2,996	Franklin Resources, Inc.	173,289
11,627	SEI Investments Company	381,017
5,883	T. Rowe Price Group Inc.	496,584
5,152	TD Ameritrade Holding Corporation	161,515
	Total Capital Markets	1,212,405

Nuveen Investments

Shares	Description (1)	Value
	Chemicals – 0.6%
2,138	Air Products & Chemicals Inc.	$274,990
5,970	Ecolab Inc.	664,700
7,810	Methanex Corporation	482,502
1,163	Monsanto Company	145,073
3,448	Praxair, Inc.	458,032
	Total Chemicals	2,025,297
	Commercial Services & Supplies – 0.6%
3,842	Cintas Corporation	244,121
5,162	Copart Inc., (2)	185,626
7,605	KAR Auction Services Inc.	242,371
3,753	Rollins Inc.	112,590
15,000	Tetra Tech, Inc.	412,500
3,738	United Stationers, Inc.	155,015
4,788	Waste Connections Inc.	232,457
9,417	Waste Management, Inc.	421,222
	Total Commercial Services & Supplies	2,005,902
	Communications Equipment – 8.5%
600,000	Cisco Systems, Inc., (3)	14,910,000
21,858	Ericsson LM Telefonaktiebolaget	264,045
184,022	QUALCOMM, Inc.	14,574,542
	Total Communications Equipment	29,748,587
	Computers & Peripherals – 17.1%
616,000	Apple, Inc., (3)	57,244,876
8,806	EMC Corporation	231,950
24,822	SanDisk Corporation	2,592,161
	Total Computers & Peripherals	60,068,987
	Containers & Packaging – 0.0%
1,377	Silgan Holdings, Inc.	69,979
	Distributors – 0.3%
40,470	LKQ Corporation, (2)	1,080,144
	Diversified Consumer Services – 0.0%
1,285	Strayer Education Inc., (2)	67,475
	Diversified Telecommunication Services – 0.3%
11,623	AT&T Inc.	410,989
12,086	Verizon Communications Inc.	591,368
	Total Diversified Telecommunication Services	1,002,357
	Electrical Equipment – 0.1%
4,297	Eaton PLC	331,642
	Electronic Equipment & Instruments – 0.4%
995	Amphenol Corporation, Class A	95,858
3,675	Arrow Electronics, Inc., (2)	222,007
5,960	Avnet Inc.	264,088
13,756	National Instruments Corporation	445,557
1,870	Plexus Corporation, (2)	80,952
1,872	Zebra Technologies Corporation, Class A, (2)	154,103
	Total Electronic Equipment & Instruments	1,262,565

Nuveen Investments

QQQX  NASDAQ Premium Income & Growth Fund Inc.
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	Food & Staples Retailing – 0.2%
2,453	Casey's General Stores, Inc.	$172,421
5,132	CVS Caremark Corporation	386,799
1,862	Fresh Market Inc., (2)	62,321
1,050	PriceSmart, Inc.	91,392
	Total Food & Staples Retailing	712,933
	Health Care Equipment & Supplies – 0.9%
11,141	Abbott Laboratories	455,667
2,926	Becton, Dickinson and Company, (3)	346,146
1,655	C. R. Bard, Inc.	236,682
6,787	Covidien PLC	612,052
1,123	Idexx Labs Inc., (2)	149,999
9,210	Medtronic, Inc., (3)	587,230
2,552	Saint Jude Medical Inc.	176,726
3,714	Stryker Corporation	313,164
1,202	Varian Medical Systems, Inc., (2)	99,934
2,561	Zimmer Holdings, Inc.	265,985
	Total Health Care Equipment & Supplies	3,243,585
	Health Care Providers & Services – 2.1%
7,890	AmerisourceBergen Corporation	573,287
7,457	Cardinal Health, Inc.	511,252
75,000	Express Scripts, Holding Company, (2)	5,199,750
5,773	McKesson HBOC Inc., (3)	1,074,990
1,606	Patterson Companies, Inc.	63,453
	Total Health Care Providers & Services	7,422,732
	Health Care Technology – 0.1%
8,481	Allscripts Healthcare Solutions Inc., (2)	136,120
13,136	Quality Systems Inc.	210,833
	Total Health Care Technology	346,953
	Hotels, Restaurants & Leisure – 1.0%
3,330	Cheesecake Factory Inc.	154,579
2,690	Darden Restaurants, Inc.	124,466
1,773	Panera Bread Company, (2)	265,649
13,593	Wynn Resorts Ltd, (3)	2,821,363
	Total Hotels, Restaurants & Leisure	3,366,057
	Household Durables – 0.1%
100	NVR Inc., (2)	115,060
10,000	SodaStream International Limited, (2)	336,000
	Total Household Durables	451,060
	Household Products – 0.1%
3,724	Procter & Gamble Company	292,669
	Industrial Conglomerates – 0.1%
3,005	Danaher Corporation	236,584
	Insurance – 0.1%
5,268	CNA Financial Corporation	212,933
	Internet & Catalog Retail – 6.8%
50,000	Amazon.com, Inc., (2)	16,238,999
1,604	Hosting Site Network, Inc.	95,021
6,208	priceline.com Incorporated, (2)	7,468,224
	Total Internet & Catalog Retail	23,802,244

Nuveen Investments

Shares	Description (1)	Value
	Internet Software & Services – 13.8%
31,000	Baidu Inc., (2)	$5,791,110
8,335	Conversant Inc., (2)	211,709
147,828	eBay Inc., (2), (3)	7,400,270
28,000	Google Inc., Class A, (2)	16,370,759
28,000	Google Inc., Class C Shares, (2)	16,107,840
11,128	IAC/InterActiveCorp.	770,391
4,807	J2 Global Inc.	244,484
1,436	Mercadolibre, Inc.	136,994
7,516	Netease.com, Inc.	588,954
4,376	NIC, Incorporated	69,360
6,733	Sina Corporation, (2)	335,101
5,270	WebMD Health Corporation, Class A, (2)	254,541
10,000	Yahoo! Inc., (2)	351,300
	Total Internet Software & Services	48,632,813
	IT Services – 1.8%
4,453	Acxiom Corporation, (2)	96,586
27,590	Amdocs Limited	1,278,245
10,704	Computer Sciences Corporation	676,493
5,989	CSG Systems International Inc.	156,373
19,208	Genpact Limited, (2)	336,716
19,648	Henry Jack and Associates Inc.	1,167,681
9,000	International Business Machines Corporation (IBM)	1,631,430
5,008	Leidos Holdings Inc.	192,007
8,650	ManTech International Corporation, Class A	255,348
3,931	NeuStar, Inc., (2)	102,285
6,846	Sapient Corporation, (2)	111,248
2,862	Science Applications International Corporation	126,386
2,118	Teradata Corporation, (2)	85,144
8,580	Total System Services Inc.	269,498
	Total IT Services	6,485,440
	Life Sciences Tools & Services – 0.9%
4,788	Charles River Laboratories International, Inc., (2)	256,254
14,460	ICON plc, (2)	681,211
5,980	Luminex Corporation, (2)	102,557
20,567	Techne Corporation	1,903,887
1,133	Thermo Fisher Scientific, Inc.	133,694
	Total Life Sciences Tools & Services	3,077,603
	Machinery – 0.4%
2,571	AGCO Corporation	144,542
18,967	CNH Industrial NV	193,843
1,251	Deere & Company	113,278
7,181	Makita Corporation, (6)	443,740
3,641	Nordson Corporation	291,972
2,114	WABCO Holdings Inc., (2)	225,817
	Total Machinery	1,413,192
	Media – 6.4%
230,000	Comcast Corporation, Class A	12,346,400
14,000	Discovery Communications inc., Class A Shares, (2)	1,039,920
2,045	Lamar Advertising Company	108,385
51,332	News Corporation, Class A Shares, (2)	920,896
2,345	Scripps Networks Interactive, Class A Shares	190,273
205,331	Twenty First Century Fox Inc., Class A Shares	7,217,385
6,836	WPP Group PLC	745,056
	Total Media	22,568,315

Nuveen Investments

QQQX  NASDAQ Premium Income & Growth Fund Inc.
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	Multiline Retail – 0.4%
7,979	Dollar General Corporation, (2)	$457,675
10,757	Macy's, Inc.	624,121
2,818	Nordstrom, Inc.	191,427
	Total Multiline Retail	1,273,223
	Pharmaceuticals – 1.5%
11,141	AbbVie Inc.	628,798
1,753	Actavis Inc., (2)	391,007
4,275	Allergan, Inc.	723,416
3,606	Bristol-Myers Squibb Company	174,927
8,946	Endo International PLC, (2)	626,399
12,362	Forest Laboratories, Inc., (2)	1,223,838
6,009	Shire plc, ADR	1,415,059
872	Theravance Biopharma Inc., (2)	27,799
3,054	Theravance Inc., (2)	90,948
	Total Pharmaceuticals	5,302,191
	Professional Services – 0.5%
6,314	Equifax Inc.	458,018
2,798	IHS Inc., (2)	379,605
1,389	Towers Watson & Company, Class A Shares	144,775
15,000	Verisk Analytics Inc, Class A Shares, (2)	900,300
	Total Professional Services	1,882,698
	Road & Rail – 0.5%
3,987	CSX Corporation	122,839
19,779	Heartland Express, Inc.	422,084
4,374	J.B. Hunt Transports Serives Inc.	322,714
9,051	Landstar System	579,264
8,819	Werner Enterprises, Inc.	233,792
	Total Road & Rail	1,680,693
	Semiconductors & Equipment – 10.7%
9,078	Aixtron AG, Aachen SH, (2)	131,994
28,000	Analog Devices, Inc., (3)	1,513,960
20,000	ARM Holdings PLC	904,800
2,443	ASM International NV	101,580
12,580	ASML Holding NV	1,173,337
2,227	Cabot Microelectronics Corporation, (2)	99,436
20,000	Cree, Inc., (2)	999,000
5,040	Hittite Microwave Corporation	392,868
550,000	Intel Corporation, (3)	16,994,999
5,743	International Rectifier Corporation, (2)	160,230
11,540	Intersil Holding Corporation, Class A	172,523
4,477	Lam Research Corporation	302,556
2,198	Mellanox Technologies, Limited, (2)	76,622
121,609	Micron Technology, Inc., (2), (3)	4,007,017
8,107	Microsemi Corporation, (2)	216,943
72,634	NVIDIA Corporation	1,346,634
21,000	NXP Semiconductors NV, (2)	1,389,780
27,886	ON Semiconductor Corporation, (2)	254,878
5,933	Power Integrations Inc.	341,385
11,023	Rambus Inc., (2)	157,629
5,950	Semtech Corporation, (2)	155,593
10,146	Silicon Laboratories Inc., (2)	499,691
44,749	Siliconware Precision Industries Company Limited	367,389
8,537	Skyworks Solutions Inc.	400,898
50,000	Taiwan Semiconductor Manufacturing Company Limited, (3)	1,069,500
7,657	Tessera Technologies Inc.	169,067
90,000	Texas Instruments Incorporated	4,301,100
	Total Semiconductors & Equipment	37,701,409

Nuveen Investments

Shares	Description (1)	Value
	Software – 11.4%
1,606	ACI Worldwide, Inc., (2)	$89,663
5,000	Advent Software Inc.	162,850
7,378	Ansys Inc., (2)	559,400
2,847	Blackbaud, Inc.	101,752
18,065	Cadence Design Systems, Inc., (2)	315,957
16,834	Compuware Corporation	168,172
3,694	Concur Technologies, Inc., (2)	344,798
4,334	Informatica Corporation, (2)	154,507
15,000	Micros Systems, Inc., (2)	1,018,500
740,000	Microsoft Corporation, (3)	30,857,999
1,584	Microstrategy Inc., (2)	222,742
1,330	NetSuite Inc., (2)	115,550
11,112	Open Text Corporation	532,709
70,000	Oracle Corporation, (3)	2,837,100
12,402	Parametric Technology Corporation, (2)	481,198
6,511	Progress Software Corporation, (2)	156,524
5,477	Red Hat, Inc., (2)	302,714
3,202	Solera Holdings Inc.	215,014
2,640	SS&C Technologies Holdings Inc., (2)	116,741
25,778	Synopsys Inc., (2)	1,000,702
5,497	Tibco Software Inc., (2)	110,874
	Total Software	39,865,466
	Specialty Retail – 2.0%
4,472	Advance Auto Parts, Inc.	603,362
18,980	Ascena Retail Group Inc., (2)	324,558
1,202	AutoZone, Inc., (2)	644,560
4,581	CarMax, Inc., (2)	238,258
3,340	Dick's Sporting Goods Inc.	155,510
8,570	Gap, Inc.	356,255
10,855	PetSmart Inc.	649,129
9,254	Rent-A-Center Inc.	265,405
5,369	Sally Beauty Holdings Inc., (2)	134,655
5,585	Signet Jewelers Limited	617,645
5,134	Tiffany & Co.	514,684
14,382	TJX Companies, Inc.	764,403
20,000	Tractor Supply Company	1,208,000
2,515	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	229,896
2,384	Williams-Sonoma Inc.	171,124
	Total Specialty Retail	6,877,444
	Textiles, Apparel & Luxury Goods – 0.1%
2,496	PVH Corporation	291,034
	Trading Companies & Distributors – 0.1%
4,640	MSC Industrial Direct Inc., Class A	443,770
	Wireless Telecommunication Services – 0.7%
15,355	Partner Communications Company Limited, (2)	119,923
12,000	SBA Communications Corporation, (2)	1,227,600
19,244	Telephone and Data Systems Inc.	502,461
13,012	United States Cellular Corporation, (2)	530,890
	Total Wireless Telecommunication Services	2,380,874
	Total Long-Term Investments (cost $171,628,506)	358,781,976

Nuveen Investments

QQQX  NASDAQ Premium Income & Growth Fund Inc.
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.4%
	REPURCHASE AGREEMENTS – 0.4%
$1,465	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $1,464,527, collateralized by $1,425,000 U.S. Treasury Notes, 2.625%, due 8/15/20, value $1,496,250	0.000%	7/01/14	$1,464,527
	Total Short-Term Investments (cost $1,464,527)			1,464,527
	Total Investments (cost $173,093,033) – 102.6%			360,246,503
	Other Assets Less Liabilities – (2.6)% (4)			(9,044,743)
	Net Assets – 100%			$351,201,760

Investments in Derivatives as of June 30, 2014

Options Written outstanding:

Number of Contracts	Description	Notional Amount (5)	Expiration Date	Strike Price	Value (4)
(100)	S&P 500® Index	$(19,500,000)	7/19/14	$1,950	$(208,000)
(100)	NASDAQ 100® Index	(37,500,000)	7/19/14	3,750	(1,103,500)
(200)	NASDAQ 100® Index	(76,000,000)	7/19/14	3,800	(1,359,000)
(50)	NASDAQ 100® Index	(19,500,000)	8/16/14	3,900	(176,750)
(450)	Total Options Written (premiums received $1,503,082)	$(152,500,000)			$(2,847,250)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages in the Portfolio of Investments are based on net assets.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(5)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(6)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2– Investment Valuation and Fair Value Measurements for more information.

ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

DPD

Dow 30SM Premium & Dividend Income Fund Inc.

Portfolio of Investments  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.7%
	COMMON STOCKS – 99.0%
	Aerospace & Defense – 9.2%
75,000	Boeing Company	$9,542,250
75,000	United Technologies Corporation	8,658,750
	Total Aerospace & Defense	18,201,000
	Beverages – 1.6%
75,000	Coca-Cola Company	3,177,000
	Capital Markets – 6.3%
75,000	Goldman Sachs Group, Inc.	12,558,000
	Chemicals – 2.5%
75,000	E.I. Du Pont de Nemours and Company	4,908,000
	Commercial Banks – 2.2%
75,000	JPMorgan Chase & Co.	4,321,500
	Communications Equipment – 0.9%
75,000	Cisco Systems, Inc.	1,863,750
	Consumer Finance – 3.6%
75,000	American Express Company	7,115,250
	Diversified Telecommunication Services – 3.2%
75,000	AT&T Inc.	2,652,000
75,000	Verizon Communications Inc.	3,669,750
	Total Diversified Telecommunication Services	6,321,750
	Food & Staples Retailing – 2.8%
75,000	Wal-Mart Stores, Inc.	5,630,250
	Health Care Providers & Services – 3.1%
75,000	UnitedHealth Group Incorporated	6,131,250
	Hotels, Restaurants & Leisure – 3.8%
75,000	McDonald's Corporation	7,555,500
	Household Products – 3.0%
75,000	Procter & Gamble Company	5,894,250
	Industrial Conglomerates – 6.4%
75,000	3M Co.	10,743,000
75,000	General Electric Company	1,971,000
	Total Industrial Conglomerates	12,714,000
	Insurance – 3.5%
75,000	Travelers Companies, Inc.	7,055,250
	IT Services – 14.8%
75,000	International Business Machines Corporation (IBM)	13,595,250
75,000	Visa Inc.	15,803,250
	Total IT Services	29,398,500

Nuveen Investments

DPD  Dow 30SM Premium & Dividend Income Fund Inc.
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	Machinery – 4.1%
75,000	Caterpillar Inc.	$8,150,250
	Media – 3.2%
75,000	Walt Disney Company	6,430,500
	Oil, Gas, & Consumable Fuels – 8.7%
75,000	Chevron Corporation	9,791,250
75,000	Exxon Mobil Corporation	7,551,000
	Total Oil, Gas, & Consumable Fuels	17,342,250
	Pharmaceuticals – 7.3%
75,000	Johnson & Johnson	7,846,500
75,000	Merck & Company Inc.	4,338,750
75,000	Pfizer Inc.	2,226,000
	Total Pharmaceuticals	14,411,250
	Semiconductors & Equipment – 1.2%
75,000	Intel Corporation	2,317,500
	Software – 1.6%
75,000	Microsoft Corporation	3,127,500
	Specialty Retail – 3.1%
75,000	Home Depot, Inc.	6,072,000
	Textiles, Apparel & Luxury Goods – 2.9%
75,000	Nike, Inc., Class B	5,816,250
	Total Common Stocks (cost $121,319,799)	196,512,750
Shares	Description (1), (2)	Value
	Exchange-Traded Funds – 1.7%
20,000	SPDR Dow Jones Industrial Average ETF Trust	$3,357,800
	Total Exchange-Traded Funds (cost $3,082,776)	3,357,800
	Total Long-Term Investments (cost $124,402,575)	199,870,550

Principal Amount (000)	Description (1)	Coupon	Maturity	Rating (3)	Value
	SHORT-TERM INVESTMENTS – 1.1%
	REPURCHASE AGREEMENTS – 0.1%
$233	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $232,561, collateralized by $230,000 U.S. Treasury Notes, 2.625%, due 8/15/20, value $241,500	0.000%	7/01/14	N/A	$232,561
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 1.0%
2,000	U.S. Treasury Bills, (4)	0.000%	7/24/14	Aaa	1,999,978
$2,233	Total Short-Term Investments (cost $2,232,488)				2,232,539
	Total Investments (cost $126,635,063) – 101.8%				202,103,089
	Other Assets Less Liabilities – (1.8)% (5)				(3,566,129)
	Net Assets – 100%				$198,536,960

Nuveen Investments

Investments in Derivatives as of June 30, 2014

Options Written outstanding:

Number of Contracts	Description	Notional Amount (6)	Expiration Date	Strike Price	Value (5)
(100)	3M Co.	$(1,451,664)	7/19/14	$145.1664	$(273)
(100)	3M Co.	(1,480,400)	7/19/14	148.0400	(3,092)
(100)	American Express Company	(937,300)	7/19/14	93.7300	(13,065)
(100)	American Express Company	(971,290)	7/19/14	97.1290	(7,133)
(100)	AT&T Inc.	(361,488)	7/19/14	36.1488	(12)
(100)	AT&T Inc.	(363,178)	7/19/14	36.3178	(557)
(100)	Boeing Company	(1,386,200)	7/19/14	138.6200	—
(100)	Boeing Company	(1,318,600)	7/19/14	131.8600	(8,554)
(100)	Caterpillar Inc.	(1,058,352)	7/19/14	105.8352	(28,542)
(100)	Caterpillar Inc.	(1,117,800)	7/19/14	111.7800	(6,311)
(100)	Chevron Corporation	(1,246,542)	7/19/14	124.6542	(59,003)
(250)	Chevron Corporation	(3,375,250)	7/19/14	135.0100	(7,585)
(100)	Chevron Corporation	(1,348,476)	7/19/14	134.8476	(3,956)
(100)	Cisco Systems Inc.	(252,756)	7/19/14	25.2756	(4)
(100)	Cisco Systems Inc.	(253,895)	7/19/14	25.3895	(1,098)
(100)	Coca-Cola Company	(416,772)	7/19/14	41.6772	(6,917)
(100)	Coca-Cola Company	(432,909)	7/19/14	43.2909	(1,806)
(100)	E.I. Du Pont de Nemours and Company	(706,452)	7/19/14	70.6452	—
(100)	E.I. Du Pont de Nemours and Company	(697,310)	7/19/14	69.7310	(828)
(100)	Exxon Mobil Corporation	(1,019,400)	7/19/14	101.9400	(1,055)
(250)	Exxon Mobil Corporation	(2,675,250)	7/19/14	107.0100	(3,139)
(100)	Exxon Mobil Corporation	(1,050,909)	7/19/14	105.0909	(3,217)
(100)	General Electric Company	(273,666)	7/19/14	27.3666	(4)
(100)	General Electric Company	(270,787)	7/19/14	27.0787	(1,574)
(100)	Goldman Sachs Group Inc.	(1,632,306)	7/19/14	163.2306	(42,722)
(100)	Goldman Sachs Group Inc.	(1,730,500)	7/19/14	173.0500	(7,411)
(100)	Home Depot, Inc.	(824,568)	7/19/14	82.4568	(209)
(100)	Home Depot, Inc.	(831,725)	7/19/14	83.1725	(3,819)
(100)	IBM Corporation	(1,894,038)	7/19/14	189.4038	(20)
(100)	IBM Corporation	(1,857,800)	7/19/14	185.7800	(16,274)
(100)	Intel Corporation	(278,052)	7/19/14	27.8052	(30,954)
(100)	Intel Corporation	(317,034)	7/19/14	31.7034	(2,993)
(100)	Johnson & Johnson	(1,042,100)	7/19/14	104.2100	(6,955)
(100)	Johnson & Johnson	(1,088,195)	7/19/14	108.8195	(1,604)
(100)	JPMorgan Chase & Co.	(564,570)	7/19/14	56.4570	(8,731)
(100)	JPMorgan Chase & Co.	(591,117)	7/19/14	59.1117	(2,857)
(100)	McDonald's Corporation	(1,040,700)	7/19/14	104.0700	(5)
(100)	McDonald's Corporation	(1,045,553)	7/19/14	104.5553	(2,650)
(100)	Merck & Company Inc.	(590,900)	7/19/14	59.0900	(134)
(250)	Merck & Company Inc.	(1,503,750)	7/19/14	60.1500	(5,977)
(100)	Merck & Company Inc.	(602,859)	7/19/14	60.2859	(2,049)
(100)	Microsoft Corporation	(416,058)	7/19/14	41.6058	(2,661)
(100)	Microsoft Corporation	(429,716)	7/19/14	42.9716	(4,685)
(100)	Nike Inc.	(782,544)	7/19/14	78.2544	(1,255)
(100)	Nike Inc.	(791,658)	7/19/14	79.1658	(5,266)
(100)	Pfizer Inc.	(303,042)	7/19/14	30.3042	(2)
(100)	Pfizer Inc.	(304,777)	7/19/14	30.4777	(723)

Nuveen Investments

DPD  Dow 30SM Premium & Dividend Income Fund Inc.
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Investments in Derivatives as of June 30, 2014 (continued)

Options Written outstanding (continued):

Number of Contracts	Description	Notional Amount (6)	Expiration Date	Strike Price	Value (5)
(100)	Procter & Gamble Company	$(819,700)	7/19/14	$81.9700	$—
(100)	Procter & Gamble Company	(809,786)	7/19/14	80.9786	(1,089)
(100)	Travelers Companies Inc.	(955,842)	7/19/14	95.5842	(434)
(100)	Travelers Companies Inc.	(972,400)	7/19/14	97.2400	(3,263)
(100)	United Technologies Corporation	(1,197,480)	7/19/14	119.7480	(2)
(100)	United Technologies Corporation	(1,192,225)	7/19/14	119.2225	(4,175)
(100)	Unitedhealth Group Incorporated	(810,600)	7/19/14	81.0600	(9,721)
(100)	Unitedhealth Group Incorporated	(847,587)	7/19/14	84.7587	(4,913)
(100)	Verizon Communications Inc.	(510,510)	7/19/14	51.0510	—
(100)	Verizon Communications Inc.	(506,900)	7/19/14	50.6900	(696)
(100)	Visa Inc.	(2,177,904)	7/19/14	217.7904	(134)
(100)	Visa Inc.	(2,152,288)	7/19/14	215.2288	(20,496)
(100)	Wal-Mart Stores Inc.	(782,952)	7/19/14	78.2952	—
(100)	Wal-Mart Stores Inc.	(771,600)	7/19/14	77.1600	(1,861)
(100)	Walt Disney Company	(859,554)	7/19/14	85.9554	(3,138)
(250)	Walt Disney Company	(2,144,000)	7/19/14	85.7600	(39,399)
(100)	Walt Disney Company	(869,835)	7/19/14	86.9835	(8,706)
(7,000)	Total Options Written (premiums received $420,172)	$(63,311,371)			$(405,708)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages in the Portfolio of Investments are based on net assets.

(2)  A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(6)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

N/A  Not applicable.

ETF  Exchange-Traded Fund.

See accompanying notes to financial statements.

Nuveen Investments

DPO

Dow 30SM Enhanced Premium & Income Fund Inc.

Portfolio of Investments  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 96.3%
	COMMON STOCKS – 94.6%
	Aerospace & Defense – 8.8%
141,000	Boeing Company	$17,939,430
141,000	United Technologies Corporation	16,278,450
	Total Aerospace & Defense	34,217,880
	Beverages – 1.5%
141,000	Coca-Cola Company	5,972,760
	Capital Markets – 6.0%
141,000	Goldman Sachs Group, Inc.	23,609,040
	Chemicals – 2.4%
141,000	E.I. Du Pont de Nemours and Company	9,227,040
	Commerical Banks – 2.1%
141,000	JPMorgan Chase & Co.	8,124,420
	Communications Equipment – 0.9%
141,000	Cisco Systems, Inc.	3,503,850
	Consumer Finance – 3.4%
141,000	American Express Company	13,376,670
	Diversified Telecommunication Services – 3.0%
141,000	AT&T Inc.	4,985,760
141,000	Verizon Communications Inc.	6,899,130
	Total Diversified Telecommunication Services	11,884,890
	Food & Staples Retailing – 2.7%
141,000	Wal-Mart Stores, Inc.	10,584,870
	Health Care Providers & Services – 3.0%
141,000	UnitedHealth Group Incorporated	11,526,750
	Hotels, Restaurants & Leisure – 3.6%
141,000	McDonald's Corporation	14,204,340
	Household Products – 2.8%
141,000	Procter & Gamble Company	11,081,190
	Industrial Conglomerates – 6.1%
141,000	3M Co.	20,196,840
141,000	General Electric Company	3,705,480
	Total Industrial Conglomerates	23,902,320
	Insurance – 3.4%
141,000	Travelers Companies, Inc.	13,263,870

Nuveen Investments

DPO  Dow 30SM Enhanced Premium & Income Fund Inc.
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	IT Services – 14.2%
141,000	International Business Machines Corporation (IBM)	$25,559,070
141,000	Visa Inc.	29,710,110
	Total IT Services	55,269,180
	Machinery – 3.9%
141,000	Caterpillar Inc.	15,322,470
	Media – 3.1%
141,000	Walt Disney Company	12,089,340
	Oil, Gas & Consumable Fuels – 8.5%
141,000	Chevron Corporation	18,407,550
141,000	Exxon Mobil Corporation	14,195,880
	Total Oil, Gas & Consumable Fuels	32,603,430
	Pharmaceuticals – 6.9%
141,000	Johnson & Johnson	14,751,420
141,000	Merck & Company Inc.	8,156,850
141,000	Pfizer Inc.	4,184,880
	Total Pharmaceuticals	27,093,150
	Semiconductors & Equipment – 1.1%
141,000	Intel Corporation	4,356,900
	Software – 1.5%
141,000	Microsoft Corporation	5,879,700
	Specialty Retail – 2.9%
141,000	Home Depot, Inc.	11,415,360
	Textiles, Apparel & Luxury Goods – 2.8%
141,000	Nike, Inc., Class B	10,934,550
	Total Common Stocks (cost $267,099,139)	369,443,970
Shares	Description (1), (2)	Value
	EXCHANGE-TRADED FUNDS – 1.7%
40,000	SPDR Dow Jones Industrial Average ETF Trust	$6,715,600
	Total Exchange-Traded Funds (cost $6,091,805)	6,715,600
	Total Long-Term Investments (cost $273,190,944)	376,159,570

Principal Amount (000)	Description (1)	Coupon	Maturity	Rating (3)	Value
	SHORT-TERM INVESTMENTS – 5.6%
	REPURCHASE AGREEMENTS – 4.8%
$18,708	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $18,708,367, collateralized by $18,175,000 U.S. Treasury Notes, 2.625%, due 8/15/20, value $19,083,750	0.000%	7/01/14	N/A	$18,708,367
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.8%
3,000	U.S. Treasury Bills, (4)	0.000%	7/24/14	Aaa	2,999,967
$21,708	Total Short-Term Investments (cost $21,708,257)				21,708,334
	Total Investments (cost $294,899,201) – 101.9%				397,867,904
	Other Assets Less Liabilities – (1.9)% (5)				(7,415,789)
	Net Assets – 100%				$390,452,115

Nuveen Investments

Investments in Derivatives as of June 30, 2014

Options Written outstanding:

Number of Contracts	Description	Notional Amount (6)	Expiration Date	Strike Price	Value (5)
(250)	3M Co.	$(3,629,160)	7/19/14	$145.1664	$(683)
(270)	3M Co.	(3,997,080)	7/19/14	148.0400	(8,348)
(250)	American Express Company	(2,343,250)	7/19/14	93.7300	(32,662)
(270)	American Express Company	(2,622,483)	7/19/14	97.1290	(19,260)
(250)	AT&T Inc.	(903,720)	7/19/14	36.1488	(30)
(270)	AT&T Inc.	(980,581)	7/19/14	36.3178	(1,503)
(250)	Boeing Company	(3,465,500)	7/19/14	138.6200	—
(270)	Boeing Company	(3,560,220)	7/19/14	131.8600	(23,096)
(250)	Caterpillar Inc.	(2,645,880)	7/19/14	105.8352	(71,354)
(270)	Caterpillar Inc.	(3,018,060)	7/19/14	111.7800	(17,039)
(250)	Chevron Corporation	(3,116,355)	7/19/14	124.6542	(147,508)
(500)	Chevron Corporation	(6,750,500)	7/19/14	135.0100	(15,170)
(270)	Chevron Corporation	(3,640,885)	7/19/14	134.8476	(10,681)
(250)	Cisco Systems Inc.	(631,890)	7/19/14	25.2756	(9)
(270)	Cisco Systems Inc.	(685,517)	7/19/14	25.3895	(2,965)
(250)	Coca-Cola Company	(1,041,930)	7/19/14	41.6772	(17,293)
(270)	Coca-Cola Company	(1,168,854)	7/19/14	43.2909	(4,877)
(250)	E.I. Du Pont de Nemours and Company	(1,766,130)	7/19/14	70.6452	—
(270)	E.I. Du Pont de Nemours and Company	(1,882,737)	7/19/14	69.7310	(2,234)
(250)	Exxon Mobil Corporation	(2,548,500)	7/19/14	101.9400	(2,638)
(500)	Exxon Mobil Corporation	(5,350,500)	7/19/14	107.0100	(6,279)
(270)	Exxon Mobil Corporation	(2,837,454)	7/19/14	105.0909	(8,686)
(250)	General Electric Company	(684,165)	7/19/14	27.3666	(11)
(270)	General Electric Company	(731,125)	7/19/14	27.0787	(4,250)
(250)	Goldman Sachs Group Inc.	(4,080,765)	7/19/14	163.2306	(106,806)
(270)	Goldman Sachs Group Inc.	(4,672,350)	7/19/14	173.0500	(20,011)
(250)	Home Depot, Inc.	(2,061,420)	7/19/14	82.4568	(523)
(270)	Home Depot, Inc.	(2,245,658)	7/19/14	83.1725	(10,312)
(250)	IBM Corporation	(4,735,095)	7/19/14	189.4038	(51)
(270)	IBM Corporation	(5,016,060)	7/19/14	185.7800	(43,939)
(250)	Intel Corporation	(695,130)	7/19/14	27.8052	(77,386)
(270)	Intel Corporation	(855,992)	7/19/14	31.7034	(8,080)
(250)	Johnson & Johnson	(2,605,250)	7/19/14	104.2100	(17,389)
(270)	Johnson & Johnson	(2,938,127)	7/19/14	108.8195	(4,331)
(250)	JPMorgan Chase & Co.	(1,411,425)	7/19/14	56.4570	(21,827)
(270)	JPMorgan Chase & Co.	(1,596,016)	7/19/14	59.1117	(7,715)
(250)	McDonald's Corporation	(2,601,750)	7/19/14	104.0700	(12)
(270)	McDonald's Corporation	(2,822,993)	7/19/14	104.5553	(7,155)
(250)	Merck & Company Inc.	(1,477,250)	7/19/14	59.0900	(335)
(500)	Merck & Company Inc.	(3,007,500)	7/19/14	60.1500	(11,954)
(270)	Merck & Company Inc.	(1,627,719)	7/19/14	60.2859	(5,533)
(250)	Microsoft Corporation	(1,040,145)	7/19/14	41.6058	(6,651)
(270)	Microsoft Corporation	(1,160,233)	7/19/14	42.9716	(12,649)
(250)	Nike Inc.	(1,956,360)	7/19/14	78.2544	(3,138)
(270)	Nike Inc.	(2,137,477)	7/19/14	79.1658	(14,217)
(250)	Pfizer Inc.	(757,605)	7/19/14	30.3042	(5)
(270)	Pfizer Inc.	(822,898)	7/19/14	30.4777	(1,953)

Nuveen Investments

DPO  Dow 30SM Enhanced Premium & Income Fund Inc.
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Investments in Derivatives as of June 30, 2014 (continued)

Options Written outstanding (continued):

Number of Contracts	Description	Notional Amount (6)	Expiration Date	Strike Price	Value (5)
(250)	Procter & Gamble Company	$(2,049,250)	7/19/14	$81.9700	$—
(270)	Procter & Gamble Company	(2,186,422)	7/19/14	80.9786	(2,940)
(250)	Travelers Companies Inc.	(2,389,605)	7/19/14	95.5842	(1,084)
(270)	Travelers Companies Inc.	(2,625,480)	7/19/14	97.2400	(8,811)
(250)	United Technologies Corporation	(2,993,700)	7/19/14	119.7480	(5)
(270)	United Technologies Corporation	(3,219,008)	7/19/14	119.2225	(11,273)
(250)	Unitedhealth Group Incorporated	(2,026,500)	7/19/14	81.0600	(24,301)
(270)	Unitedhealth Group Incorporated	(2,288,485)	7/19/14	84.7587	(13,264)
(250)	Verizon Communications Inc.	(1,276,275)	7/19/14	51.0510	—
(270)	Verizon Communications Inc.	(1,368,630)	7/19/14	50.6900	(1,879)
(250)	Visa Inc.	(5,444,760)	7/19/14	217.7904	(335)
(270)	Visa Inc.	(5,811,178)	7/19/14	215.2288	(55,339)
(250)	Wal-Mart Stores Inc.	(1,957,380)	7/19/14	78.2952	—
(270)	Wal-Mart Stores Inc.	(2,083,320)	7/19/14	77.1600	(5,024)
(250)	Walt Disney Company	(2,148,885)	7/19/14	85.9554	(7,844)
(500)	Walt Disney Company	(4,288,000)	7/19/14	85.7600	(78,798)
(270)	Walt Disney Company	(2,348,555)	7/19/14	86.9835	(23,507)
(17,600)	Total Options Written (premiums received $1,048,078)	$(158,833,127)			$(1,012,952)

Total Return Swaps outstanding:

Counterparty	Receive	Pay	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation) (5)
Citibank N.A.	Dow Jones Industrial Average Total Return Index	12-Month USD-LIBOR-BBA plus 14 basis points	9/26/14	$66,689,680	$(161,733)
HSBC Bank	Dow Jones Industrial Average Total Return Index	12-Month USD-LIBOR-BBA plus 14 basis points	9/26/14	66,689,680	(161,732)
				$133,379,360	$(323,465)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages in the Portfolio of Investments are based on net assets.

(2)  A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)  Other Assets Less Liabilities includes the Value and unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(6)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

N/A  Not applicable

ETF  Exchange-Traded Fund

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate – British Bankers Association.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  June 30, 2014 (Unaudited)

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Assets
Long-term Investments, at value (cost $171,628,506, $124,402,575 and $273,190,944, respectively)	$358,781,976	$199,870,550	$376,159,570
Short-term Investments, at value (cost $1,464,527, $2,232,488 and $21,708,257, respectively)	1,464,527	2,232,539	21,708,334
Cash collateral at brokers(1)	—	—	10,000
Receivable for:
Dividends	108,582	96,895	182,946
Interest	—	77	115
Reclaims	329	—	—
Other assets	6,331	53	15,569
Total assets	360,361,745	202,200,114	398,076,534
Liabilities
Unrealized depreciation on total return swaps	—	—	323,465
Options written, at value (premiums received $1,503,082, $420,172 and $1,048,078 respectively)	2,847,250	405,708	1,012,952
Dividends payable	5,878,831	2,992,360	5,800,115
Accrued expenses:
Management fees	247,838	142,159	279,559
Directors fees	10,748	1,882	13,277
Other	175,318	121,045	195,051
Total liabilities	9,159,985	3,663,154	7,624,419
Net assets	$351,201,760	$198,536,960	$390,452,115
Shares outstanding	18,530,957	12,015,674	27,856,933
Net asset value ("NAV") per share outstanding	$18.95	$16.52	$14.02
Net assets consist of:
Shares, $.001 par value per share	$18,531	$12,016	$27,857
Paid-in surplus	175,165,883	128,175,138	318,902,712
Undistributed (Over-distribution of) net investment income	(11,841,486)	(5,128,857)	(9,788,379)
Accumulated net realized gain (loss)	2,049,530	(3,827)	(21,370,439)
Net unrealized appreciation (depreciation)	185,809,302	75,482,490	102,680,364
Net assets	$351,201,760	$198,536,960	$390,452,115
Authorized shares	100,000,000	100,000,000	1,000,000,000

(1)  Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Six Months Ended June 30, 2014 (Unaudited)

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Investment Income
Dividends (net of foreign tax withheld of $4,847, $ — and $ —, respectively)	$2,332,648	$2,233,086	$4,199,486
Interest	—	679	1,018
Total investment income	2,332,648	2,233,765	4,200,504
Expenses
Management fees	1,465,921	846,721	1,649,804
Shareholder servicing agent fees and expenses	189	247	254
Custodian fees and expenses	33,088	27,919	40,401
Directors fees and expenses	7,113	4,037	7,873
Licensing fees	92,536	21,337	31,779
Professional fees	21,230	18,806	21,818
Shareholder reporting expenses	25,154	16,746	30,184
Stock exchange listing fees	—	4,377	4,535
Investor relations expenses	40,090	25,143	49,896
Other expenses	6,035	4,950	6,716
Total expenses	1,691,356	970,283	1,843,260
Net investment income (loss)	641,292	1,263,482	2,357,244
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	9,227,945	990,847	1,308,466
Options written	(1,506,617)	(248,030)	(656,655)
Swaps	—	—	18,639,567
Change in net unrealized appreciation (depreciation) of:
Investments	11,864,915	1,967,106	4,185,056
Options written	(59,186)	1,256,728	3,045,921
Swaps	—	—	(15,541,306)
Net realized and unrealized gain (loss)	19,527,057	3,966,651	10,981,049
Net increase (decrease) in net assets from operations	$20,168,349	$5,230,133	$13,338,293

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets   (Unaudited)

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		Dow 30SM Enhanced Premium & Income (DPO)
	Six Months Ended 6/30/14	Year Ended 12/31/13	Six Months Ended 6/30/14	Year Ended 12/31/13	Six Months Ended 6/30/14	Year Ended 12/31/13
Operations
Net investment income	$641,292	$1,350,770	$1,263,482	$2,676,461	$2,357,244	$4,899,562
Net realized gain (loss) from:
Investments	9,227,945	8,736,533	990,847	13,951,450	1,308,466	1,244,429
Options purchased	—	(41,555)	—	—	—	—
Options written	(1,506,617)	(10,981,824)	(248,030)	(5,650,519)	(656,655)	(13,689,249)
Swaps	—	—	—	—	18,639,567	20,534,687
Change in net unrealized appreciation (depreciation) of:
Investments	11,864,915	87,178,622	1,967,106	30,662,013	4,185,056	79,972,592
Options purchased	—	10,602	—	—	—	—
Options written	(59,186)	(1,617,379)	1,256,728	(1,421,480)	3,045,921	(3,427,608)
Swaps	—	—	—	—	(15,541,306)	9,204,517
Net increase (decrease) in net assets from operations	20,168,349	84,635,769	5,230,133	40,217,925	13,338,293	98,738,930
Distributions to Shareholders
From and in excess of net investment income	(12,482,778)	—	(6,392,339)	—	(12,145,623)	—
From net investment income	—	(1,350,770)	—	(6,459,028)	—	(14,785,861)
From accumulated net realized gains	—	—	—	(5,254,440)	—	—
Return of capital	—	(21,001,515)	—	(1,071,209)	—	(9,505,385)
Decrease in net assets from distributions to shareholders	(12,482,778)	(22,352,285)	(6,392,339)	(12,784,677)	(12,145,623)	(24,291,246)
Capital Share Transactions
Proceeds from shares issued to shareholders due to reinvestment of distributions	386,518	812,737	—	—	—	—
Net increase (decrease) in net assets from capital share transactions	386,518	812,737	—	—	—	—
Net increase (decrease) in net assets	8,072,089	63,096,221	(1,162,206)	27,433,248	1,192,670	74,447,684
Net assets at the beginning of period	343,129,671	280,033,450	199,699,166	172,265,918	389,259,445	314,811,761
Net assets at the end of period	$351,201,760	$343,129,671	$198,536,960	$199,699,166	$390,452,115	$389,259,445
Undistributed (Over-distribution of) net investment income at the end of period	$(11,841,486)	$—	$(5,128,857)	$—	$(9,788,379)	$—

See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV	Ending Market Value
NASDAQ Premium Income & Growth (QQQX)
Year Ended 12/31:
2014(d)	$18.54	$.03	$1.05	$1.08	$(.67 )**	$—	$—	$(.67)	$18.95	$18.78
2013	15.17	.07	4.51	4.58	(.07)	—	(1.14)	(1.21)	18.54	17.80
2012	14.11	.06	2.21	2.27	(.06)	—	(1.15)	(1.21)	15.17	15.08
2011	14.67	(.01)	.69	.68	(.47)	(.77)	—	(1.24)	14.11	13.03
2010	14.08	(.04)	1.89	1.85	—	—	(1.26)	(1.26)	14.67	14.10
2009	11.28	(.05)	4.70	4.65	—	—	(1.85)	(1.85)	14.08	14.40
Dow 30SM Premium & Dividend Income (DPD)
Year Ended 12/31:
2014(d)	16.62	.11	.32	.43	(.53 )**	—	—	(.53)	16.52	16.02
2013	14.34	.22	3.12	3.34	(.54)	(.43)	(.09)	(1.06)	16.62	15.57
2012	14.23	.25	.92	1.17	(.53)	—	(.53)	(1.06)	14.34	13.25
2011	14.39	.23	.77	1.00	(.30)	—	(.86)	(1.16)	14.23	13.12
2010	13.93	.22	1.48	1.70	(.35)	—	(.89)	(1.24)	14.39	14.53
2009	13.20	.26	2.27	2.53	(.26)	—	(1.54)	(1.80)	13.93	14.74
Dow 30SM Enhanced Premium & Income (DPO)
Year Ended 12/31:
2014(d)	13.97	.08	.41	.49	(.44 )**	—	—	(.44)	14.02	13.74
2013	11.30	.18	3.36	3.54	(.53)	—	(.34)	(.87)	13.97	13.13
2012	10.99	.19	.99	1.18	(.38)	—	(.49)	(.87)	11.30	10.73
2011	10.93	.17	.85	1.02	(.71)	—	(.25)	(.96)	10.99	10.16
2010	10.35	.15	1.45	1.60	(.63)	—	(.39)	(1.02)	10.93	10.38
2009	9.99	.20	2.16	2.36	(.20)	—	(1.80)	(2.00)	10.35	10.94

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets
	Based on NAV(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)
NASDAQ Premium Income & Growth (QQQX)
Year Ended 12/31:
2014(d)	5.94%	9.37%	$351,202	1.00	%*	.38	%*	5%
2013	31.30	27.04	343,130	1.00		.44		9
2012	15.98	25.05	280,033	1.01		.40		1
2011	4.82	.91	260,176	1.04		(.04)		51
2010	14.05	7.46	270,534	1.08		(.25)		33
2009	44.32	79.21	259,728	1.11		(.38)		—
Dow 30SM Premium & Dividend Income (DPD)
Year Ended 12/31:
2014(d)	2.63	6.34	198,537	.99	*	1.29	*	—
2013	23.93	26.09	199,699	1.01		1.42		21
2012	8.27	9.04	172,266	1.00		1.73		3
2011	7.27	(1.86)	171,003	1.02		1.63		—
2010	13.03	7.87	172,293	1.10		1.59		—
2009	20.59	29.66	165,397	1.14		2.02		6
Dow 30SM Enhanced Premium & Income (DPO)
Year Ended 12/31:
2014(d)	3.52	8.03	390,452	.97	*	1.24	*	44
2013	32.18	31.31	389,259	.99		1.38		71
2012	10.78	14.24	314,812	.99		1.62		44
2011	9.75	7.02	306,134	1.01		1.52		3
2010	16.67	4.95	302,657	1.06		1.43		—
2009	26.48	50.23	285,171	1.08		2.11		6

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  For the fiscal years ended subsequent to December 31, 2009, Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

For the fiscal years ended subsequent to December 31, 2009, Total Return Based on NAV is the combination of changes in NAV, reinvested divided income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

For the fiscal years ended December 31, 2009, and prior, the Fund's Total Returns Based on Market Value and NAV reflect the performance of the Fund based on a calculation approved by Fund management of IQ Investment Advisers, LLC, the Funds' previous investment adviser. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.

(c)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)  For the six months ended June 30, 2014.

*  Annualized.

**  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2014, as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding NASDAQ National Market ("NASDAQ") or New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•  NASDAQ Premium Income & Growth Fund Inc. (QQQX) ("NASDAQ Premium Income & Growth (QQQX)")

•  Dow 30SM Premium & Dividend Income Fund Inc. (DPD) ("Dow 30SM Premium & Dividend Income (DPD)")

•  Dow 30SM Enhanced Premium & Income Fund Inc. (DPO) ("Dow 30SM Enhanced Premium & Income (DPO)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Shares of NASDAQ Premium Income & Growth (QQQX) are traded on the NASDAQ while shares of Dow 30SM Premium & Dividend Income (DPD) and Dow 30SM Enhanced Premium & Income (DPO) are traded on the NYSE. NASDAQ Premium Income & Growth (QQQX), Dow 30SM Premium & Dividend Income (DPD) and Dow 30SM Enhanced Premium & Income (DPO) were organized in the state of Maryland on August 24, 2004, January 18, 2005 and March 5, 2007, respectively.

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the "Purchase Agreement") to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an "assignment" (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund's sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds' investment objectives or policies.

Investment Objectives and Principal Investment Strategies

NASDAQ Premium Income & Growth's (QQQX) investment objective is high current income and capital appreciation. The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets in a portfolio of investments (the "NASDAQ Investment Portfolio") designed to closely track the performance, before fees and expenses, of the NASDAQ 100® Index (the "Index"). Second, in attempting to generate premium income and reduce the volatility of the Fund's returns, with the intent of improving the Fund's risk-adjusted returns, the Fund will write (sell) call options on the Index, which are fully collateralized by the NASDAQ Investment Portfolio. Under normal circumstances, the notional value of the written options is not expected to exceed 50% of the Fund's net assets.

Dow 30SM Premium & Dividend Income's (DPD) investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets (including the proceeds of any borrowings for investment purposes) in the thirty stocks included in the Dow Jones Industrial AverageSM ("DJIA") (the "Stocks") in approximately the amounts such Stocks are weighted in the DJIA and/or in other securities or financial

Nuveen Investments

instruments that are intended to correlate with the DJIA (the "Other Instruments"). Second, the Fund will write (sell) covered call options on some or all of the Stocks or Other Instruments.

Dow 30SM Enhanced Premium & Income's (DPO) investment objective is to provide a high level of premium and dividend income and the potential for capital appreciation. Under normal circumstances, the Fund will purchase all of the thirty common stocks included in the DJIA, weighted in approximately the same proportions as in the DJIA ("Dow Stocks"). The Fund will also purchase other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e., leverage) to the return of the Dow Stocks ("Additional Dow Exposure"). The Dow Stocks and the Additional Dow Exposure are collectively referred to as "Total Dow Exposure." The Fund also will engage in certain option strategies, primarily consisting of writing (selling) covered call options on some or all of the Dow Stocks ("Options"). The Options will be written on approximately 50% (or less) of the Total Dow Exposure at the time they are written. As a result, generally 50% (or more) of the Fund's Total Dow Exposure will have the potential for full capital appreciation. The portion of the Total Dow Exposure subject to the Options will be limited in the amount of capital appreciation that may be obtained.

Proposed Reorganizations and Restructurings

During the current fiscal period, the Nuveen funds' Board of Directors/Trustees approved a series of proposals designed to simplify and enhance the appeal of its suite of equity option closed-end funds.

The proposals, if approved at special shareholder meetings later this year, will create a streamlined set of equity option strategies that offer Fund shareholders an opportunity to participate in the returns of one of three key equity indices with less expected volatility and a measure of downside protection over time. The proposals for the Funds are as follows:

NASDAQ Premium Income & Growth (QQQX)

•  Nuveen Equity Premium Advantage Fund (JLA) shareholders will be asked to approve a combination with NASDAQ Premium Income & Growth (QQQX) (each a "Target Fund" and collectively the "Target Funds") into a newly created Nuveen NASDAQ 100 Dynamic Overwrite Fund (NASDAQ symbol will remain QQQX) (the "Acquiring Fund"); and

•  The new combined fund will be managed by the Sub-Adviser investing in an equity portfolio designed to broadly track the return characteristics of the NASDAQ 100 Index and using a dynamic call option overwrite strategy with a 55% long-term target overwrite level that may vary between 35% and 75%, based on the portfolio manager's ongoing assessment of market conditions.

Dow 30sm Premium & Dividend Income (DPD) and Dow 30sm Enhanced Premium & Income (DPO)

•  Dow 30sm Premium & Dividend Income (DPD) and Dow 30sm Enhanced Premium & Income (DPO) (each a "Target Fund" and collectively the "Target Funds") shareholders will be asked to approve a combination into a newly created Nuveen Dow 30sm Dynamic Overwrite Fund (DIAX) (the "Acquiring Fund") and;

•  Nuveen Dow 30sm Dynamic Overwrite Fund (DIAX) will retain Dow 30sm Premium & Dividend Income's (DPD) and Dow 30sm Enhanced Premium & Income's (DPO) underlying equity strategy seeking to replicate the price movements of the DJIA but will employ a dynamic call option overwrite strategy with a 55% long-term target overwrite level that may vary between 35% and 75%, based on the portfolio manager's ongoing assessment of market conditions.

The proposals seek to promote increased investor interest by creating fewer, larger, clearly differentiated investment choices and clarifying intended investment outcomes. This increased interest may, over time, narrow the discount at which each Acquiring Fund's shares trade relative to net asset value ("NAV"), as well as mitigate the potential for persistent longer-term discounts. Additionally, the larger combined funds would be expected to enjoy increased economies of scale and consequently generate on-going fee and expense savings, which may enhance total return for shareholders in the Target Funds.

The Funds' distribution policies will not change if the proposals are approved by Fund shareholders. Each Acquiring Fund will continue to employ a managed distribution policy and make quarterly distributions that seek to convert expected total returns of the fund into regular cash flow. There will be no disruption in the timing of the distributions shareholders receive.

Upon the closing of the reorganization, each Target Fund transfers its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. Each Target Fund is then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of each Target Fund will become shareholders of the Acquiring Fund. Holders of each Target Fund's shares receive newly issued shares of the Acquiring Fund, the aggregate NAV of which equal the aggregate NAV of the shares of the Target Fund held immediately prior to the restructuring (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares are sold on the open market and shareholders receive cash in lieu of such fractional shares.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds' portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of June 30, 2014, the Funds had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Directors, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from a Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on NAV, the difference will reduce NAV per share. If the Fund's total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2013 are reflected in the accompanying financial statements.

The distributions made by the Funds during the six months ended June 30, 2014, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over distribution of) net investment income" as of June 30, 2014, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements as of June 30, 2014 reflect an over-distribution of net investment income.

Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

As of June 30, 2014, the Funds were invested in repurchase agreements, options and swap contracts that are subject to netting agreements and further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Nuveen Investments

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair value input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Nuveen funds' Board of Directors/Trustees. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Nuveen funds' Board of Directors/Trustees using the same methods as described above and are generally classified as Level 2.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds' Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds' Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

NASDAQ Premium Income & Growth (QQQX)	Level 1		Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks		$358,338,236	$443,740	$—	$358,781,976
Short-Term Investments:
Repurchase Agreements		—	1,464,527	—	1,464,527
Investments in Derivatives:
Options Written		(2,847,250)	—	—	(2,847,250)
Total		$355,490,986	$1,908,267	$—	$357,399,253
Dow 30SM Premium & Dividend Income (DPD)
Long-Term Investments*:
Common Stocks		$196,512,750	$—	$—	$196,512,750
Exchange-Traded Funds		3,357,800	—	—	3,357,800
Short-Term Investments:
Repurchase Agreements		—	232,561	—	232,561
U.S. Government and Agency Obligations		—	1,999,978	—	1,999,978
Investments in Derivatives:
Options Written		—	(405,708)	—	(405,708)
Total		$199,870,550	$1,826,831	$—	$201,697,381
Dow 30SM Enhanced Premium & Income (DPO)
Long-Term Investments*:
Common Stocks $369,443,970	$		—	$—	$369,443,970
Exchange-Traded Funds		6,715,600	—	—	6,715,600
Short-Term Investments:
Repurchase Agreements		—	18,708,367	—	18,708,367
U.S. Government and Agency Obligations		—	2,999,967	—	2,999,967
Investments in Derivatives:
Options Written		—	(1,012,952)	—	(1,012,952)
Total Return Swaps**		—	(323,465)	—	(323,465)
Total		$376,159,570	$20,371,917	$—	$396,531,487

*  Refer to the Fund's Portfolio of Investments for industry classifications and Common Stocks classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

Nuveen Investments

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
NASDAQ Premium Income & Growth (QQQX)	Fixed Income Clearing Corporation	$1,464,527	$(1,464,527)	$—
Dow 30SM Premium & Dividend Income (DPD)	Fixed Income Clearing Corporation	232,561	(232,561)	—
Dow 30SM Enhanced Premium & Income (DPO)	Fixed Income Clearing Corporation	18,708,367	(18,708,367)	—

*  As of June 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund may limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to each Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Options purchased, at value" on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options purchased" on the Statement of Operations. The changes in values of the options written during the reporting period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options written" on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

between the net premium received or paid, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options purchased and/or written" on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended June 30, 2014, NASDAQ Premium Income & Growth (QQQX) wrote call options primarily on the NASDAQ 100® Index, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential, which is capped at the amount of premium received for each option. Dow 30SM Premium & Dividend Income (DPD) and Dow 30SM Enhanced Premium & Income (DPO) each wrote options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential.

The average notional amount of outstanding options written during the six months ended June 30, 2014, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Average notional amount of outstanding options written*	$(149,802,500)	$(73,594,446)	$(180,485,972)

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all options held by the Funds as of June 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
NASDAQ Premium Income & Growth (QQQX)
Equity price	Options	—	$—	Options written, at value	$(2,847,250)
Dow 30SM Premium & Dividend Income (DPD)
Equity price	Options	—	$—	Options written, at value	$(405,708)
Dow 30SM Enhanced Premium & Income (DPO)
Equity price	Options	—	$—	Options written, at value	$(1,012,952)

The following table presents the options written, which are subject to netting agreements, and the collateral delivered related to those options written as of June 30, 2014.

Fund	Counterparty	Options Written, at Value	Amounts Netted on Statement of Assets and Liabilities	Options Written, at Value	Collateral Pledged to Counterparty	Net Exposure
Dow 30SM Premium & Dividend Income (DPD)
	BNP Paribas	$(64,012)	$—	$(64,012)	$35,000	$(29,012)
	Citigroup	(17,957)	—	(17,957)	—	(17,957)
	Deutsche	(69,556)	—	(69,556)	—	(69,556)
	HSBC	(38,403)	—	(38,403)	—	(38,403)
	JPMorgan Chase	(118,013)	—	(118,013)	118,013	—
	UBS	(97,767)	—	(97,767)	97,767	—
Total		$(405,708)	$—	$(405,708)	$250,780	$(154,928)
Dow 30SM Enhanced Premium & Income (DPO)
	BNP Paribas	$(143,748)	$—	$(143,748)	$70,999	$(72,749)
	Citigroup	(48,483)	—	(48,483)	—	(48,483)
	Deutsche Bank	(175,234)	—	(175,234)	175,234	—
	HSBC	(97,497)	—	(97,497)	—	(97,497)
	JPMorgan Chase	(292,884)	—	(292,884)	292,884	—
	UBS	(255,106)	—	(255,106)	255,106	—
Total		$(1,012,952)	$—	$(1,012,952)	$794,223	$(218,729)

Nuveen Investments

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the six months ended June 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
NASDAQ Premium Income & Growth (QQQX)	Equity price	Options written	$(1,506,617)	$(59,186)
Dow 30SM Premium & Dividend Income (DPD)	Equity price	Options written	(248,030)	1,256,728
Dow 30SM Enhanced Premium & Income (DPO)	Equity price	Options written	(656,655)	3,045,921

Swap Contracts

Total return swap contracts involve commitments to pay interest in exchange for a market-linked return, both based on specified notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of offsetting the interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Total return swap contracts are valued daily. A Fund accrues daily the periodic payments expected to be paid and received on each swap contract and recognizes the daily change in the market value of the Fund's contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on total return swaps (,net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by a Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of the swap contract, and are equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the swap contract. Payments received or made at the beginning of the measurement period, if any, are recognized as a component of "Total return swap premiums paid and/or received" on the Statement of Assets and Liabilities.

During the six months ended June 30, 2014, Dow 30SM Enhanced Premium & Income (DPO) entered into total return swap contracts that receive the total return of the DJIA while paying a floating rate of interest; adding leverage and additional equity exposure to the Fund. The average notional amount of total return swap contacts outstanding during the six months ended June 30, 2014, was as follows:

Dow 30SM Enhanced Premium & Income (DPO)
Average notional amount of total return swap contracts outstanding*	$120,451,253

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all total return swap contracts held by the Fund as of June 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Dow 30SM Enhanced Premium & Income (DPO)
Equity price	Swaps	—	—	Unrealized depreciation on total return swaps	$(323,465)

The following table presents the swap contacts, which are subject to netting agreements, and the collateral delivered related to those swap contracts as of June 30, 2014.

	Counterparty	Gross Unrealized Appreciation on Total Return Swaps*	Gross Unrealized (Depreciation) on Total Return Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Total Return Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Dow 30SM Enhanced Premium & Income (DPO)
	Citibank N.A.	$—	$(161,733)	$—	$(161,733)	$—	$(161,733)
	HSBC Bank	—	(161,732)	—	(161,732)	—	(161,732)
Total		$—	$(323,465)	$—	$(323,465)	$—	$(323,465)

* Represents gross unrealized appreciation (depreciation) for the counterparty as presented in the Fund's Portfolio of Investments.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the six months ended June 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Dow 30SM Enhanced Premium & Income (DPO)	Equity price	Swaps	$18,639,567	$(15,541,306)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Funds have not repurchased any of their outstanding shares since the inception of their share repurchase programs.

Transactions in Fund shares were as follows:

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		Dow 30SM Enhanced Premium & Income (DPO)
	Six Months Ended 6/30/14	Year Ended 12/31/13	Six Months Ended 6/30/14	Year Ended 12/31/13	Six Months Ended 6/30/14	Year Ended 12/31/13
Shares issued to shareholders due to reinvestment of distributions	21,029	52,834	—	—	—	—

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the six months ended June 30, 2014, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Purchases	$18,772,943	$—	$133,379,360
Sales	28,879,171	2,902,823	139,112,861

Transactions in options written during the six months ended June 30, 2014, were as follows:

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		DOW 30SM Enhanced Premium & Income (DPO)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	925	$1,125,710	10,200	$746,763	25,150	$1,823,895
Options written	6,250	10,378,492	45,800	4,024,876	111,900	9,820,291
Options terminated in closing purchase transactions	(6,525)	(9,466,528)	(20,650)	(1,968,462)	(49,450)	(4,674,670)
Options expired	(200)	(534,592)	(28,350)	(2,383,005)	(70,000)	(5,921,438)
Options outstanding, end of period	450	$1,503,082	7,000	$420,172	17,600	$1,048,078

Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when a Fund realizes net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of June 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives) as determined on a federal income tax basis, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Cost of investments	$173,352,385	$126,650,384	$295,109,496
Gross unrealized:
Appreciation	$189,547,616	$76,215,101	$105,187,886
Depreciation	(2,653,498)	(762,396)	(2,429,478)
Net unrealized appreciation (depreciation) of investments	$186,894,118	$75,452,705	$102,758,408

Permanent differences, primarily due to tax basis earning and profits adjustments, notional principal contracts, and distribution reclass resulted in reclassifications among the Funds' components of net assets as of December 31, 2013, the Funds' last tax year end, as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Paid-in surplus	$(21,001,815)	$(4,854,076)	$(19,839,321)
Undistributed (Over-distribution of) net investment income	21,001,515	10,108,216	19,391,684
Accumulated net realized gain (loss)	300	(5,254,140)	447,637

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2013, the Funds' last tax year end, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Undistributed net ordinary income	$—	$—	$—
Undistributed net long-term capital gains	—	—	—

The tax character of distributions paid during the Funds' last tax year ended December 31, 2013 was designated for purposes of the dividends paid deduction as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Distributions from net ordinary income[1]	$1,350,770	$6,459,028	$14,785,861
Distributions from net long-term capital gains	—	5,254,440	—
Return of capital	21,001,515	1,071,209	9,505,385

1  Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to realized gains.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

As of December 31, 2013, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Enhanced Premium & Income (DPO)
Expiration:
December 31, 2017	$—	$38,633,190
Not subject to expiration	6,115,338	—
Total	$6,115,338	$38,633,190

During the Funds' last tax year ended December 31, 2013, the following Funds utilized their capital loss carryforwards as follows:

	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Utilized capital loss carryforwards	$3,782,567	$10,333,636

The Funds have elected to defer last-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Post-October capital losses[2]	$547,718	$716,079	$1,788,000
Late-year ordinary losses[3]	—	—	—

2  Capital losses incurred from November 1, 2013 through December 31, 2013, the Funds' last tax year end.

3  Specified losses incurred from November 1, 2013 through December 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	NASDAQ Premium Income & Growth (QQQX) Dow 30SM Premium & Dividend Income (DPD) Dow 30SM Enhanced Premium & Income (DPO) Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2014, the complex-level fee rate for these Funds was .1653%.

The Funds pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncement

Financial Accounting Standards Board ("FASB") Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update ("ASU") 2013-08, "Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements," which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund's current disclosures already followed this guidance and therefore it does not have an impact on the Fund's financial statements or footnote disclosures.

9. Subsequent Events

As previously described in Note 1 – General Information and Significant Accounting Policies, Agreement and Plan of Merger, new agreements will be presented to the Funds' shareholders for approval (along with Fund reorganizations described in Note 1 – General Information and Significant Accounting Policies, Proposed Reorganizations and Restructurings), and if approved, will take effect upon the consummation of Nuveen's transaction with TIAA-CREF or such later time as shareholder approval is obtained. Shareholder meetings for each Fund will be held at 2:00 p.m., Central time, on Friday, September 19, 2014 at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen's transaction with TIAA-CREF is currently expected to close early in the fourth quarter of 2014, but remains subject to other customary closing conditions.

Nuveen Investments

Additional

Fund Information

Board of Directors

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares. Any future repurchases will be reported in the next annual or semi-annual report.

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Beta: A measure of the variability of the change in the share price for a Fund in relation to a change in the value of the Fund's market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

■  Dow Jones Industrial Average: An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio that increase the fund's investment exposure.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  NASDAQ-100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on The NASDAQ Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■  Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

I.  The Approval Process

The Board of Directors of each Fund (each, a "Board" and each Director, a "Board Member"), including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund's advisory agreement (each, an "Original Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and sub-advisory agreement (each, an "Original Sub-Advisory Agreement" and, together with the Original Investment Management Agreement, the "Original Advisory Agreements") between the Adviser and Nuveen Asset Management, LLC (the "Sub-Adviser"). Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. ("Nuveen") by TIAA-CREF (the "Transaction"). For purposes of this section, references to "Nuveen" herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the "Board" refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the "April Meeting"), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a "New Investment Management Agreement") between the Fund and the Adviser and a new sub-advisory agreement (each, a "New Sub-Advisory Agreement" and, together with the New Investment Management Agreement, the "New Advisory Agreements") between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

As part of a broad initiative of Nuveen to rationalize its fund offerings and eliminate overlapping funds, the Board also approved and recommended that (i) shareholders of NASDAQ Premium Income & Growth Fund, Inc. (the "NASDAQ Fund") approve the reorganization of the NASDAQ Fund into Nuveen NASDAQ 100 Dynamic Overwrite Fund, a newly formed Massachusetts business trust to be sub-advised by the Sub-Adviser, and (ii) shareholders of Dow 30SM Premium & Dividend Income Fund Inc. (the "Dow 30 Premium & Dividend Income Fund") and Dow 30SM Enhanced Premium & Income Fund Inc. (the "Dow 30 Enhanced Premium & Income Fund") approve the reorganization of the respective Fund into Nuveen Dow 30SM Dynamic Overwrite Fund, a newly formed Massachusetts business trust to be sub-advised by the Sub-Adviser (each, a "Reorganization" and collectively, the "Reorganizations"). As shareholder approval is required for the consummation of the Reorganizations, the Board's review and approval described above included the Original Advisory Agreements and the New Advisory Agreements of each Fund so as to avoid any disruption in advisory services pending shareholder approval of the Reorganizations or if shareholder approval was not obtained for the Reorganizations.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the "February Meeting"), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen's capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds' fees and expenses, including the funds' complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the "Fund Advisers" and each, a "Fund Adviser") and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers' employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds' investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund's performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser's profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of

Nuveen Investments

Nuveen following the Transaction; any anticipated effect on each Nuveen fund's expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser's municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.  Nature, Extent and Quality of Services

1.  The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser's services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser's organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund's daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund's tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund's various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund's investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of

Nuveen Investments

leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser's continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser's significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen's continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen's support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board's review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser's investment team and changes thereto, organization and history, assets under management, the investment team's philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser's organization

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Nuveen funds' compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen's supervision of the Funds' service providers. The Board recognized Nuveen's commitment to compliance and strong commitment to a culture of compliance. Given the Adviser's emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2.  The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board

Nuveen Investments

Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen's proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen's ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF's distribution network, particularly through TIAA-CREF's retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF's retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B.  The Investment Performance of the Funds and Fund Advisers

1.  The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund's performance and the applicable investment team. In considering each Fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds and the fund's performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•  The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•  Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•  The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder's investment period.

•  The usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered the fund's performance compared to its benchmark to help assess the fund's comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund's performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund's performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.i While the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund's fee structure.

In considering the performance data, the Independent Board Members noted that the Funds had demonstrated generally favorable performance in comparison to peers. In this regard, the Board noted that the NASDAQ Fund and the Dow 30 Enhanced Premium & Income Fund each had performed in the first quartile over the one-, three- and five-year periods and the Dow 30 Premium & Dividend Income Fund had performed in the first quartile over the one- and three-year periods and in the second quartile over the five-year period. Notwithstanding the foregoing, the Board approved and recommended to the respective shareholders each Reorganization to, among other things, eliminate product overlap and create a single, highly scaled offering better aligned with investor needs and preferences.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

i  The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund's performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

Nuveen Investments

2.  The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders, such as in connection with the Reorganizations). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C.  Fees, Expenses and Profitability

1.  Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.  Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3.  Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen's consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser's continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser's continued commitment to its business should enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser's particular business mix, capital costs, size,

Nuveen Investments

types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser's adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers' revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4.  The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser's level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D.  Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1.  The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that, although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2.  The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF's retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.  Indirect Benefits

1.  The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund's portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund's portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the

Nuveen Investments

research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2.  The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F.  Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•  Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•  The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•  The reputation, financial strength and resources of TIAA-CREF.

•  The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

•  The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF's distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF's expertise and investment capabilities in additional asset classes.

G.  Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

II.  Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the "Interim Investment Management Agreement") between the respective Fund and the Adviser and an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

Nuveen Investments

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

ESA-E-0614D 2845-INV-B08/15

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dow 30SM Premium & Dividend Income Fund Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy (Vice President and Secretary)

Date: September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: September 5, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: September 5, 2014